                              [Letterhead]


We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports dated, January 13, 1995, January 19, 1995, January 13, 1995, January 19, 1995, January 13, 1995,
January 19, 1995, January 11, 1995, January 14, 1995, and January 13, 1995 with respect to the audits of Franklin Chandler Associates, Haines Associates Limited Partnership, King-Bell Associates, Monmouth Associates Limited Partnership, Pendleton Riverside Apartments Oreg., Ltd., Penn Hall Associates, Rodeo Drive Limited Partnership, South Mountain Terrace, Ltd., and Woodland Apartments, Oreg., Ltd. for the year ended December 31, 1994, and to the incorporation by reference in this Current Report on Form 8-K/A of our reports dated January 24, 1996, January 19, 1996, January 12, 1996, January 17, 1996, January 12, 1996, January 19, 1996, January 12, 1996,
January 10, 1996, January 12, 1996 with respect to the audits of Franklin Chandler Associates, Haines Associates Limited Partnership, King-Bell Associates, Monmouth Associates Limited Partnership, Pendleton Riverside Apartments Oreg., Ltd., Penn Hall Associates, Rodeo Drive Limited Partnership, South Mountain Terrace, Ltd., and Woodland Apartments, Oreg., Ltd. for the year ended December 31, 1995, and to the incorporation by reference in this Current Report on Form 8-K/A of our reports dated January 24, 1997, January 24, 1997, January 16, 1997, January 24, 1997 January 17,
1997, January 24, 1997, January 15, 1997, January 22, 1997, with respect to the audits of Franklin Chandler Associates, Haines Associates Limited Partnership, King-Bell Associates, Monmouth Associates Limited Partnership, Pendleton Riverside Apartments Oreg., Ltd., Penn Hall Associates, Rodeo Drive Limited Partnership, and South Mountain Terrace, Ltd., for the year ended December 31, 1996 and our report dated November 8, 1996 with respect to the audit of Woodland Apartments, Oreg., Ltd. for the eight months and nineteen days ended September 19, 1996. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (333-828), AIMCO's Registration Statement on Form S-3 (333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (333-08997), AIMCO's Registration Statement on Form S-3 (333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (333-4548), AIMCO's Registration Statement on Form S-8 (333-14481), and AIMCO's Registration Statement on Form S-3 (333-20755), all filed with the Securities and Exchange Commission.



Portland, Oregon
September 2, 1997


               /s/ Hansen, Hunter & Kibbee, P.C.